UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Barnwell Industries, Inc.

(Name of Registrant as Specified in Its Charter)

__________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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This filing contains a press release issued by Barnwell Industries, Inc., dated March 25, 2020.

*****

BARNWELL INDUSTRIES, INC.	P R E S S
R E L E A S E 1100 Alakea Street, Suite 2900 Honolulu, Hawaii 96813 Telephone (808) 531-8400 Fax (808) 531-7181 Website: www.brninc.com
CONTACT:	Alexander C. Kinzler
Chief Executive Officer and President

Russell M. Gifford
Executive Vice President and Chief Financial Officer

Tel: (808) 531-8400

Leading Proxy Advisor Glass Lewis Recommends Barnwell Industries, Inc. Stockholders Vote FOR Company’s Entire Slate of Experienced Director Nominees on WHITE Proxy Card

Dissident Stockholders’ Plan “Lacks Key Details” and Dissident Nominees “Largely Lacking … Industry-Specific Expertise”

HONOLULU, HAWAII, March 25, 2020 – Barnwell Industries, Inc. (“Barnwell” or the “Company”) (NYSE American: BRN) today announced that leading proxy advisor Glass Lewis has recommended that Barnwell stockholders vote FOR all of the Company’s slate of highly experienced director nominees on the WHITE proxy card at the Company’s upcoming Annual Meeting of Stockholders to be held on April 3, 2020. Stockholders of record as of February 24, 2020, are entitled to vote at the Annual Meeting.

Mr. James S. Barnwell III, Chairman of the Board of Barnwell, commented, “We are gratified that Glass Lewis recognizes the extensive experience and relevant expertise of the Company’s Board nominees, including the three new nominees, in recommending that Barnwell stockholders vote FOR the entire Company’s slate on the WHITE proxy card. In contrast to the Company’s strong nominees who are committed to continuing a strategy that has begun to deliver positive results, Glass Lewis points out that the Dissidents’ nominees lack industry-specific expertise and recognizes our argument that the Dissidents are attempting to gain control of Barnwell with a vague and flawed plan that would liquidate the Company’s assets at the bottom of the market.”

In making its recommendation FOR the Company’s Board nominees, Glass Lewis concluded that:1

●	“The Management Nominees have a reasonably strong mix of relevant experience and expertise.”

●	“Three of the seven individuals on the board’s slate are new external nominees, suggesting that the Company has already committed to a significant board refreshment this year.”

With respect to the Dissidents’ misleading comments about the Company’s performance, Glass Lewis observed:

●

“The TSR [(Total Shareholder Return)] of the Company was better than the returns of the industry index and the median returns of the peer index over the corresponding [one-, three- and five-year] periods.”

Finally, Glass Lewis expressed significant concerns about the Dissidents’ vague, flawed and potentially self-serving plan:

●	“[The Dissidents’] plan, as currently presented, lacks key details.”

●	“It’s also unclear to us what type of business the Dissidents would seek to have the Company invest in beyond the lone criteria of one that generates free cash flows.”

●

“We have serious doubts as to whether a fire-sale would represent an optimal alternative for the Company to undertake at this time, particularly considering the substantial volatility and uncertainty in the broader market due to the current COVID-19 global pandemic.”

Stockholders are reminded to discard any blue proxy card they may receive from the Dissident stockholders. Their nominees would potentially risk the Company’s current progress and put into question its current strategy, partnerships and projects.

PROTECT YOUR INVESTMENT!

PLEASE VOTE TODAY ON THE WHITE PROXY CARD!

If you have questions or need assistance in voting your shares, please contact:

Morrow Sodali LLC
(800) 662-5200 (toll-free in North America)
+1 (203) 658-9400 (outside of North America)
BRN@investor.morrowsodali.com

1Permission to quote from Glass Lewis’s report was neither sought nor obtained.

About Barnwell Industries, Inc.

Barnwell Industries, Inc. and its subsidiaries (“Barnwell” or the “Company”) are principally engaged in oil and natural gas exploration, development, production and sales in Canada; investing in leasehold interests in real estate in Hawaii; and well drilling services and water pumping system installation and repairs in Hawaii.

Important Additional Information and Where to Find It

Barnwell has filed and mailed to stockholders a definitive proxy statement on Schedule 14A and accompanying WHITE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from the Company’s stockholders with respect to its 2020 Annual Meeting of Stockholders. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

General Information Regarding Participants to the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the Company’s 2020 Annual Meeting of Stockholders. Information regarding the direct and indirect interests, by security holdings or otherwise of the Company’s participants is set forth in the Company’s definitive proxy statement for the 2020 Annual Meeting of Stockholders filed with the SEC on March 2, 2020. The Company’s definitive proxy statement can be found on the SEC’s website at www.sec.gov or the Company’s website at www.brninc.com.

Safe Harbor for Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, those described in “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended September 30, 2019 and subsequent filings with the SEC. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. No assurance can be given that the future results covered by the forward-looking statements will be achieved. All forward-looking statements contained in this press release are qualified by these cautionary statements and are made only as of the date of this press release. The Company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

Investor Contact

Morrow Sodali LLC

(800) 662-5200 (toll-free in North America)

+1 (203) 658-9400 (outside of North America)

BRN@investor.morrowsodali.com

Media Contact

Gagnier Communications

Dan Gagnier / Lindsay Barber

(646) 569-5897

Barnwell@gagnierfc.com